Condensed consolidated statement of comprehensive income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Condensed consolidated statement of comprehensive income
Revenue	$ 163,228	$ 182,160
Cost of goods sold	(101,581)	(118,158)
Administrative expenses	(20,820)	(12,222)
Selling and distribution expenses	(10,218)	(6,080)
Other (expenses)/income, net	(681)	319
Income from operations	29,928	46,019
Finance income	3,187	1,652
Finance costs	(55,017)	(33,451)
Net change in fair value of financial instruments	(57,298)	(109,323)
Net finance costs	(109,128)	(141,122)
Loss before income taxes	(79,200)	(95,103)
Income tax benefit/(expense)	2,514	(7,066)
Net loss for the period	(76,686)	(102,169)
Total comprehensive loss for the period	$ (76,686)	$ (102,169)
Basic loss per ordinary share	$ (0.93)	$ (1.56)
Diluted loss per ordinary share	$ (0.93)	$ (1.56)